EXHIBIT 9

                        ILLUSTRATIONS OF ACCOUNT VALUES,
                              SURRENDER VALUES AND
                                 DEATH BENEFITS

    The following tables have been prepared to help show how values under Single Life and Survivorship Contracts change with investment experience. The tables illustrate how Account Values, Surrender Values, and Death Benefits under a Contract issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return on the Portfolios' assets were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Account Values, Surrender Values and Death Benefits may be different.

    The amounts shown for the Account Value, Surrender Value and Death Benefit as of each Contract Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after-tax return on the assets held in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Sub-Accounts. The values shown reflect a daily charge to the Sub-Accounts of 1.65% of average daily net assets to compensate Liberty Life for its expenses incurred and for assuming mortality and expense risks under the Contracts. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses (0.79%, the arithmetic average of the actual and estimated fees and expenses, including any caps or reimbursements). The tables also reflect applicable charges including an annual Contract Fee of $30.00 per year, and monthly charges for providing insurance protection. However, no Contract Fee is deducted in any year in which the Account Value exceeds $50,000. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. The current cost of insurance charge for Single Life Contracts, Standard class (NT) is equal to the lesser of
(a) 0.45% annually of the Account Value or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Contracts, Standard class (NT) is equal to the lesser of (a) 0.15% annually of the Account Value or (b) the guaranteed cost of insurance charge. After deduction of these amounts (other than the cost of insurance charges), hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to approximate net annual investment rates of return of -0.79%, 5.21% and 11.21%, respectively. Guaranteed cost of insurance rates vary by issue age (or attained age in the case of increases in Initial Death Benefit), sex, rating class and Contract Year and, therefore, cost of insurance charges are not reflected in the approximate net annual investment rate of return stated above.

    The tables illustrate the Account Values, Surrender Values, and Death Benefits that would result based upon the hypothetical investment rates of return if no Payment other than the indicated initial Payment is paid, if the entire initial Payment is allocated to the Variable Account, and if no Contract loans are taken. The tables also assume that no partial withdrawals or transfers have been made.

    Values are shown for Contracts which are issued to standard class Insureds. Values for Contracts issued on a basis involving a higher mortality risk would result in lower Account Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable guaranteed rate structure than males.

    Where the Surrender Value shown in an illustration is zero, the Death Benefit shown is the Minimum Guaranteed Death Benefit. If a Contract Loan is outstanding in this situation, the Contract may lapse in accordance with the Grace Period provisions.

    The tables reflect the fact that no charges for Federal, state or other income taxes are currently made against the Variable Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

    Upon request, Liberty Life will furnish a comparable illustration based on the proposed Insured's age, sex, underwriting classification, proposed initial Payment, and any available agreements requested.

                                   SINGLE LIFE
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                     MALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $60,477 INITIAL DEATH BENEFIT

                      VALUES--GUARANTEED COST OF INSURANCE


             Single                0% Hypothetical                     6% Hypothetical                    12% Hypothetical
                               Gross Investment Return             Gross Investment Return             Gross Investment Return
             Payment           -----------------------             -----------------------             -----------------------
              Plus
 Contract   Interest    Account    Surrender       Death      Account     Surrender     Death      Account    Surrender     Death
   Year       at 5%      Value       Value        Benefit      Value        Value      Benefit      Value       Value      Benefit
   ----       -----      -----       -----        -------      -----        -----      -------      -----       -----      -------
    1        31,500      29,174      26,249       60,477      30,962       28,037      60,477       32,750      29,825      60,477
    2        33,075      28,226      25,376       60,477      31,895       29,045      60,477       35,784      32,934      60,477
    3        34,729      27,176      24,401       60,477      32,829       30,054      60,477       39,186      36,411      60,477
    4        36,465      26,008      23,758       60,477      33,764       31,514      60,477       43,025      40,775      60,477
    5        38,288      24,701      22,526       60,477      34,696       32,521      60,477       47,382      45,207      60,477
    6        40,203      23,218      21,718       60,477      35,612       34,112      60,477       52,359      50,859      60,477
    7        42,213      21,534      20,109       60,477      36,514       35,089      60,477       58,016      56,591      64,398
    8        44,324      19,615      19,615       60,477      37,399       37,399      60,477       64,321      64,321      70,110
    9        46,540      17,396      17,396       60,477      38,252       38,252      60,477       71,347      71,347      76,341
   10        48,867      14,817      14,817       60,477      39,068       39,068      60,477       79,193      79,193      83,152
   11        51,310      11,809      11,809       60,477      39,842       39,842      60,477       87,978      87,978      92,377
   12        53,876       8,291       8,291       60,477      40,573       40,573      60,477       97,711      97,711     102,596
   13        56,569       4,166       4,166       60,477      41,259       41,259      60,477      108,490     108,490     113,914
   14        59,398           0           0       60,477      41,896       41,896      60,477      120,421     120,421     126,442
   15        62,368           0           0       60,477      42,476       42,476      60,477      133,619     133,619     140,300
   16        65,486           0           0       60,477      42,985       42,985      60,477      148,207     148,207     155,618
   17        68,761           0           0       60,477      43,400       43,400      60,477      164,318     164,318     172,534
   18        72,199           0           0       60,477      43,693       43,693      60,477      182,091     182,091     191,195
   19        75,809           0           0       60,477      43,823       43,823      60,477      201,675     201,675     211,758
   20        79,599           0           0       60,477      43,746       43,746      60,477      223,231     223,231     234,393
   21        83,579           0           0       60,477      43,402       43,402      60,477      246,936     246,936     259,283
   22        87,758           0           0       60,477      42,707       42,707      60,477      272,979     272,979     286,628
   23        92,146           0           0       60,477      41,547       41,547      60,477      301,566     301,566     316,645
   24        96,753           0           0       60,477      39,754       39,754      60,477      332,919     332,919     349,565
   25       101,591           0           0       60,477      37,077       37,077      60,477      367,273     367,273     385,636
   30       129,658           0           0       60,477           0            0      60,477      609,942     609,942     616,042
   35       165,480           0           0       60,477           0            0      60,477    1,024,670   1,024,670   1,024,670

ASSUMPTIONS:

     (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   SINGLE LIFE
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                     MALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $60,477 INITIAL DEATH BENEFIT

                        VALUES--CURRENT COST OF INSURANCE



                                   0% Hypothetical                  6% Hypothetical                      12% Hypothetical
             Single            Gross Investment Return          Gross Investment Return               Gross Investment Return
             Payment           -----------------------          -----------------------               ------------------------
              Plus
Contract    Interest    Account      Surrender        Death    Account    Surrender      Death       Account    Surrender     Death
  Year        at 5%      Value         Value         Benefit    Value       Value       Benefit       Value       Value      Benefit
  ----        -----      -----         -----         -------    -----       -----       -------       -----       -----      -------
   1         31,500      29,722        26,797         60,477    31,506      28,581       60,477       33,289      30,364     60,477
   2         33,075      29,417        26,567         60,477    33,055      30,205       60,477       36,905      34,055     60,477
   3         34,729      29,115        26,340         60,477    34,682      31,907       60,477       40,917      38,142     60,477
   4         36,465      28,816        26,566         60,477    36,391      34,141       60,477       45,370      43,120     60,477
   5         38,288      28,519        26,344         60,477    38,186      36,011       60,477       50,310      48,135     60,477
   6         40,203      28,225        26,725         60,477    40,071      38,571       60,477       55,826      54,326     63,083
   7         42,213      27,934        26,509         60,477    42,050      40,625       60,477       61,946      60,521     68,760
   8         44,324      27,646        27,646         60,477    44,129      44,129       60,477       68,737      68,737     74,923
   9         46,540      27,360        27,360         60,477    46,312      46,312       60,477       76,281      76,281     81,620
   10        48,867      27,077        27,077         60,477    48,605      48,605       60,477       84,705      84,705     88,940
   11        51,310      26,797        26,797         60,477    51,013      51,013       60,477       94,137      94,137     98,844
   12        53,876      26,519        26,519         60,477    53,573      53,573       60,477      104,588     104,588    109,817
   13        56,569      26,243        26,243         60,477    56,261      56,261       60,477      116,161     116,161    121,969
   14        59,398      25,971        25,971         60,477    59,103      59,103       62,059      128,972     128,972    135,420
   15        62,368      25,700        25,700         60,477    62,083      62,083       65,188      143,143     143,143    150,300
   16        65,486      25,433        25,433         60,477    65,199      65,199       68,459      158,836     158,836    166,777
   17        68,761      25,167        25,167         60,477    68,471      68,471       71,895      176,248     176,248    185,061
   18        72,199      24,905        24,905         60,477    71,907      71,907       75,502      195,570     195,570    205,349
   19        75,809      24,644        24,644         60,477    75,516      75,516       79,292      217,010     217,010    227,861
   20        79,599      24,386        24,386         60,477    79,305      79,305       83,271      240,801     240,801    252,841
   21        83,579      24,131        24,131         60,477    83,285      83,285       87,450      267,199     267,199    280,559
   22        87,758      23,878        23,878         60,477    87,465      87,465       91,838      296,492     296,492    311,317
   23        92,146      23,627        23,627         60,477    91,854      91,854       96,447      328,996     328,996    345,446
   24        96,753      23,378        23,378         60,477    96,464      96,464      101,287      365,063     365,063    383,316
   25       101,591      23,132        23,132         60,477   101,305     101,305      106,370      405,084     405,084    425,339
   30       129,658      21,935        21,935         60,477   129,680     129,680      130,977      682,890     682,890    689,719
   35       165,480      20,792        20,792         60,477   166,193     166,193      166,193    1,152,524   1,152,524   1,152,524


ASSUMPTIONS:

     (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   SINGLE LIFE
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                    FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $69,417 INITIAL DEATH BENEFIT

                      VALUES--GUARANTEED COST OF INSURANCE


                Single                         0% Hypothetical               6% Hypothetical                    12% Hypothetical
                Payment                    Gross Investment Return       Gross Investment Return             Gross Investment Return
                 Plus
 Contract      Interest       Account   Surrender    Death     Account    Surrender     Death      Account    Surrender     Death
   Year          at 5%         Value      Value     Benefit     Value       Value      Benefit      Value       Value      Benefit
   ----          -----         -----      -----     -------     -----       -----      -------      -----       -----      -------
    1            31,500       29,293      26,368     69,417     31,078      28,153     69,417       32,864      29,939     69,417
    2            33,075       28,491      25,641     69,417     32,144      29,294     69,417       36,014      33,164     69,417
    3            34,729       27,620      24,845     69,417     33,230      30,455     69,417       39,532      36,757     69,417
    4            36,465       26,675      24,425     69,417     34,341      32,091     69,417       43,476      41,226     69,417
    5            38,288       25,644      23,469     69,417     35,475      33,300     69,417       47,912      45,737     69,417
    6            40,203       24,510      23,010     69,417     36,628      35,128     69,417       52,918      51,418     69,417
    7            42,213       23,246      21,821     69,417     37,792      36,367     69,417       58,587      57,162     69,417
    8            44,324       21,818      21,818     69,417     38,955      38,955     69,417       65,029      65,029     70,881
    9            46,540       20,185      20,185     69,417     40,107      40,107     69,417       72,253      72,253     77,311
    10           48,867       18,304      18,304     69,417     41,239      41,239     69,417       80,311      80,311     84,327
    11           51,310       16,125      16,125     69,417     42,345      42,345     69,417       89,316      89,316     93,782
    12           53,876       13,599      13,599     69,417     43,422      43,422     69,417       99,310      99,310    104,276
    13           56,569       10,663      10,663     69,417     44,471      44,471     69,417      110,399     110,399    115,919
    14           59,398        7,243       7,243     69,417     45,486      45,486     69,417      122,697     122,697    128,832
    15           62,368        3,230       3,230     69,417     46,463      46,463     69,417      136,328     136,328    143,144
    16           65,486            0           0     69,417     47,388      47,388     69,417      151,424     151,424    158,996
    17           68,761            0           0     69,417     48,244      48,244     69,417      168,130     168,130    176,537
    18           72,199            0           0     69,417     49,008      49,008     69,417      186,598     186,598    195,928
    19           75,809            0           0     69,417     49,655      49,655     69,417      206,992     206,992    217,341
    20           79,599            0           0     69,417     50,158      50,158     69,417      229,488     229,488    240,962
    21           83,579            0           0     69,417     50,483      50,483     69,417      254,276     254,276    266,990
    22           87,758            0           0     69,417     50,588      50,588     69,417      281,560     281,560    295,638
    23           92,146            0           0     69,417     50,410      50,410     69,417      311,557     311,557    327,135
    24           96,753            0           0     69,417     49,862      49,862     69,417      344,496     344,496    361,721
    25          101,591            0           0     69,417     48,808      48,808     69,417      380,619     380,619    399,650
    30          129,658            0           0     69,417     22,254      22,254     69,417      634,329     634,329    640,672
    35          165,480            0           0     69,417          0           0     69,417    1,065,924   1,065,924  1,065,924


ASSUMPTIONS:

     (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   SINGLE LIFE
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                    FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $69,417 INITIAL DEATH BENEFIT

                        VALUES--CURRENT COST OF INSURANCE



                Single                0% Hypothetical                6% Hypothetical                    12% Hypothetical
                Payment           Gross Investment Return         Gross Investment Return            Gross Investment Return
                 Plus             -----------------------         -----------------------            -----------------------
 Contract      Interest      Account    Surrender    Death     Account    Surrender     Death      Account    Surrender      Death
   Year          at 5%        Value       Value     Benefit     Value       Value      Benefit      Value       Value       Benefit
   ----          -----        -----       -----     -------     -----       -----      -------      -----       -----       -------
    1            31,500       29,722     26,797     69,417      31,506      28,581     69,417       33,289      30,364       69,417
    2            33,075       29,417     26,567     69,417      33,055      30,205     69,417       36,905      34,055       69,417
    3            34,729       29,115     26,340     69,417      34,682      31,907     69,417       40,917      38,142       69,417
    4            36,465       28,816     26,566     69,417      36,391      34,141     69,417       45,370      43,120       69,417
    5            38,288       28,519     26,344     69,417      38,186      36,011     69,417       50,310      48,135       69,417
    6            40,203       28,225     26,725     69,417      40,071      38,571     69,417       55,826      54,326       69,417
    7            42,213       27,934     26,509     69,417      42,050      40,625     69,417       61,969      60,544       69,417
    8            44,324       27,646     27,646     69,417      44,129      44,129     69,417       68,867      68,867       75,065
    9            46,540       27,360     27,360     69,417      46,312      46,312     69,417       76,552      76,552       81,911
    10           48,867       27,077     27,077     69,417      48,605      48,605     69,417       85,126      85,126       89,382
    11           51,310       26,797     26,797     69,417      51,013      51,013     69,417       94,706      94,706       99,441
    12           53,876       26,519     26,519     69,417      53,573      53,573     69,417      105,339     105,339      110,606
    13           56,569       26,243     26,243     69,417      56,261      56,261     69,417      117,137     117,137      122,993
    14           59,398       25,971     25,971     69,417      59,084      59,084     69,417      130,220     130,220      136,731
    15           62,368       25,700     25,700     69,417      62,049      62,049     69,417      144,722     144,722      151,958
    16           65,486       25,433     25,433     69,417      65,163      65,163     69,417      160,784     160,784      168,823
    17           68,761       25,167     25,167     69,417      68,477      68,477     71,901      178,558     178,558      187,486
    18           72,199       24,905     24,905     69,417      71,940      71,940     75,537      198,207     198,207      208,117
    19           75,809       24,644     24,644     69,417      75,550      75,550     79,328      219,936     219,936      230,933
    20           79,599       24,386     24,386     69,417      79,342      79,342     83,309      244,047     244,047      256,250
    21           83,579       24,131     24,131     69,417      83,323      83,323     87,490      270,802     270,802      284,342
    22           87,758       23,878     23,878     69,417      87,505      87,505     91,880      300,489     300,489      315,514
    23           92,146       23,627     23,627     69,417      91,896      91,896     96,491      333,432     333,432      350,103
    24           96,753       23,378     23,378     69,417      96,508      96,508    101,333      369,985     369,985      388,484
    25          101,591       23,132     23,132     69,417     101,351     101,351    106,419      410,546     410,546      431,073
    30          129,658       21,935     21,935     69,417     129,755     129,755    131,052      692,177     692,177      699,099
    35          165,480       20,792     20,792     69,417     166,317     166,317    166,317    1,168,402   1,168,402    1,168,402


ASSUMPTIONS:

     (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
MALE STANDARD NON-TOBACCO ISSUE AGE 65, FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $84,933 INITIAL DEATH BENEFIT

                      VALUES--GUARANTEED COST OF INSURANCE



                Single                0% Hypothetical                6% Hypothetical                    12% Hypothetical
                Payment           Gross Investment Return        Gross Investment Return             Gross Investment Return
                 Plus             -----------------------        -----------------------             -----------------------
 Contract      Interest     Account    Surrender    Death     Account    Surrender     Death      Account    Surrender     Death
   Year          at 5%       Value       Value     Benefit     Value       Value      Benefit      Value       Value      Benefit
   ----          -----       -----       -----     -------     -----       -----      -------      -----       -----      -------
    1            31,500      29,839      26,914     84,933     31,630      28,705      84,933      33,421      30,496      84,933
    2            33,075      29,608      26,758     84,933     33,278      30,428      84,933      37,163      34,313      84,933
    3            34,729      29,328      26,553     84,933     34,972      32,197      84,933      41,294      38,519      84,933
    4            36,465      28,987      26,737     84,933     36,706      34,456      84,933      45,859      43,609      84,933
    5            38,288      28,573      26,398     84,933     38,476      36,301      84,933      50,912      48,737      84,933
    6            40,203      28,068      26,568     84,933     40,276      38,776      84,933      56,515      55,015      84,933
    7            42,213      27,449      26,024     84,933     42,097      40,672      84,933      62,743      61,318      84,933
    8            44,324      26,690      26,690     84,933     43,930      43,930      84,933      69,694      69,694      84,933
    9            46,540      25,751      25,751     84,933     45,760      45,760      84,933      77,484      77,484      84,933
    10           48,867      24,588      24,588     84,933     47,573      47,573      84,933      86,228      86,228      90,540
    11           51,310      23,150      23,150     84,933     49,358      49,358      84,933      95,983      95,983     100,782
    12           53,876      21,379      21,379     84,933     51,104      51,104      84,933     106,820     106,820     112,161
    13           56,569      19,207      19,207     84,933     52,803      52,803      84,933     118,852     118,852     124,795
    14           59,398      16,552      16,552     84,933     54,450      54,450      84,933     132,205     132,205     138,815
    15           62,368      13,307      13,307     84,933     56,034      56,034      84,933     147,012     147,012     154,362
    16           65,486       9,322       9,322     84,933     57,542      57,542      84,933     163,418     163,418     171,589
    17           68,761       4,400       4,400     84,933     58,959      58,959      84,933     181,578     181,578     190,657
    18           72,199           0           0     84,933     60,262      60,262      84,933     201,657     201,657     211,740
    19           75,809           0           0     84,933     61,429      61,429      84,933     223,830     223,830     235,021
    20           79,599           0           0     84,933     62,437      62,437      84,933     248,285     248,285     260,699
    21           83,579           0           0     84,933     63,262      63,262      84,933     275,223     275,223     288,984
    22           87,758           0           0     84,933     63,875      63,875      84,933     304,860     304,860     320,103
    23           92,146           0           0     84,933     64,234      64,234      84,933     337,426     337,426     354,297
    24           96,753           0           0     84,933     64,281      64,281      84,933     373,167     373,167     391,825
    25          101,591           0           0     84,933     63,922      63,922      84,933     412,341     412,341     432,958
    30          129,658           0           0     84,933     46,068      46,068      84,933     687,236     687,236     694,109
    35          165,480           0           0     84,933          0           0      84,933   1,154,820   1,154,820   1,154,820


ASSUMPTIONS:

     (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
MALE STANDARD NON-TOBACCO ISSUE AGE 65, FEMALE STANDARD NON-TOBACCO ISSUE AGE 65
                             $30,000 INITIAL PAYMENT
                          $84,933 INITIAL DEATH BENEFIT

                        VALUES--CURRENT COST OF INSURANCE


                Single               0% Hypothetical               6% Hypothetical                     12% Hypothetical
                Payment          Gross Investment Return       Gross Investment Return              Gross Investment Return
                 Plus            -----------------------       -----------------------              -----------------------
 Contract      Interest     Account    Surrender    Death     Account    Surrender     Death       Account     Surrender      Death
   Year          at 5%       Value       Value     Benefit     Value       Value      Benefit       Value        Value       Benefit
   ----          -----       -----       -----     -------     -----       -----      -------       -----        -----       -------
    1            31,500      29,839      26,914    84,933      31,630      28,705      84,933       33,421       30,496      84,933
    2            33,075      29,622      26,772    84,933      33,285      30,435      84,933       37,164       34,314      84,933
    3            34,729      29,406      26,631    84,933      35,029      32,254      84,933       41,329       38,554      84,933
    4            36,465      29,191      26,941    84,933      36,866      34,616      84,933       45,964       43,714      84,933
    5            38,288      28,978      26,803    84,933      38,801      36,626      84,933       51,123       48,948      84,933
    6            40,203      28,766      27,266    84,933      40,839      39,339      84,933       56,898       55,398      84,933
    7            42,213      28,556      27,131    84,933      42,986      41,561      84,933       63,326       61,901      84,933
    8            44,324      28,346      28,346    84,933      45,247      45,247      84,933       70,479       70,479      84,933
    9            46,540      28,139      28,139    84,933      47,629      47,629      84,933       78,444       78,444      84,933
    10           48,867      27,932      27,932    84,933      50,138      50,138      84,933       87,335       87,335      91,702
    11           51,310      27,727      27,727    84,933      52,813      52,813      84,933       97,248       97,248     102,111
    12           53,876      27,523      27,523    84,933      55,630      55,630      84,933      108,262      108,262     113,675
    13           56,569      27,320      27,320    84,933      58,597      58,597      84,933      120,492      120,492     126,516
    14           59,398      27,119      27,119    84,933      61,723      61,723      84,933      134,103      134,103     140,808
    15           62,368      26,918      26,918    84,933      65,015      65,015      84,933      149,252      149,252     156,715
    16           65,486      26,719      26,719    84,933      68,483      68,483      84,933      166,112      166,112     174,418
    17           68,761      26,522      26,522    84,933      72,136      72,136      84,933      184,877      184,877     194,121
    18           72,199      26,325      26,325    84,933      75,984      75,984      84,933      205,761      205,761     216,049
    19           75,809      26,130      26,130    84,933      80,037      80,037      84,933      229,005      229,005     240,455
    20           79,599      25,936      25,936    84,933      84,307      84,307      88,522      254,874      254,874     267,618
    21           83,579      25,744      25,744    84,933      88,804      88,804      93,244      283,666      283,666     297,849
    22           87,758      25,552      25,552    84,933      93,540      93,540      98,217      315,710      315,710     331,496
    23           92,146      25,362      25,362    84,933      98,530      98,530     103,456      351,374      351,374     368,943
    24           96,753      25,173      25,173    84,933     103,786     103,786     108,975      391,067      391,067     410,620
    25          101,591      24,985      24,985    84,933     109,322     109,322     114,788      435,244      435,244     457,006
    30          129,658      24,062      24,062    84,933     141,759     141,759     143,177      743,256      743,256     750,689
    35          165,480      23,169      23,169    84,933     183,822     183,822     183,822    1,269,243    1,269,243   1,269,243


ASSUMPTIONS:

     (1) ASSUMES NO CONTRACT LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS BASED ON THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT. IF A CONTRACT LOAN WERE OUTSTANDING WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.